THE MARSICO INVESTMENT FUND

Marsico Emerging Markets Fund

Supplement dated July 6, 2012
(to the Prospectus and Statement of Additional Information ("SAI")
dated January 31, 2012, as previously supplemented April 20, 2012)

Effective July 6, 2012, Joshua Rubin no longer serves as co-manager of the Marsico Emerging Markets Fund (the "Fund").  Munish Malhotra, CFA, who currently serves as co-manager of the Fund, will continue to serve as the Fund's sole portfolio manager.

Accordingly, all references in the Prospectus and the SAI to Mr. Rubin and the fact that the Fund is co-managed by a team of managers are hereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE